united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

CONDUCTOR GLOBAL EQUITY VALUE FUND

Annual Report

October 31, 2017

Class A	RAALX
Class C	RACLX
Class I	RAILX
Class Y	RAYLX

www.conductorfunds.com

1-844-GO-RAILX (1-844-467-2459)

December 2017

First, let us begin by welcoming you to the fourth yearly update for the Conductor Global Equity Value Fund, the “Fund”. We have been pleased with the performance of the Fund over the past fiscal year and look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Bucking conventional wisdom going into the year, FY 2017 has been defined by a solid upward trajectory in global equity markets with unprecedentedly low volatility. Most encouraging, international stocks in developed countries have been able to significantly outperform US stocks on a sustained basis, especially during the back half of the fiscal year, the first time we’ve observed this type of outperformance ex-US since the end of the financial crisis. Likewise, emerging market stocks maintained the positive relative performance trends from fiscal year 2016. Perhaps our only discouraging note this year: global value stocks, which showed signs of life relative to their growth counterparts during 2016, have given back all of their relative gains this year. Nonetheless, we still believe that value remains positioned to outperform growth in coming years. Sector-wise, consumer discretionary, consumer staples, financials, and industrials names contributed most to the fund’s outperformance vs. global benchmarks.

From 11/1/2016 to 10/31/2017, the MSCI World Index was up 23.50%, and the MSCI All Country World Index was up 23.90%. The MSCI All Country World Value Index was up 21.16%, while the MSCI All Country Growth Index was up 25.82%. The MSCI All Country Small-Cap Index was up 26.05% versus 24.16% for the MSCI All Country Large-Cap Index.

Over the same time span, the Conductor Global Equity Value Fund was up 27.96%.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 1, 2018, to ensure that the net annual fund operating expenses will not exceed 2.15%,

2.90%, 1.90%, and 1.25% of average daily net assets attributable to Class A, Class C, Class I, and Class Y shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 1.95%, 2.69%, 1.71%, and 1.68% for Class A, Class C, Class I, and Class Y shares respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfunds.com.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Global Year in Review:

Fiscal Year 2017 was a year of remarkable consistency. Defying many post-US election and post-UK Brexit predictions that political turmoil might infect market prospects, markets around the globe, US, developed, and emerging, moved higher in tandem with near record low volatility.

●	Global Economic Growth Stabilizes: One of the most important and perhaps underappreciated developments during the fiscal year was the reemergence of broader Eurozone real GDP growth. From the beginnings of the European sovereign debt crisis in 2010 through 2016, Eurozone economic growth outside of Germany was inconsistent and significantly below trend. 2012 real GDP growth in the broader Eurozone was -1.1%, +0.8% in 2013, +1.5% in 2014, +2.0% in 2015, and +1.9% in 2016. The headline numbers, as mediocre as they are, actually masked more significant weakness in southern European countries such as Greece, Italy, Spain, and Portugal. During this time, unemployment rates remained deep into the double digits in these challenged countries, while Germany and a select few other countries continued their expansions and better than trend employment trends. The growth rate divergences between the southern and northern European countries placed significant stresses on the EU political project; at many points along the way, prognosticators surmised the European Union would fall apart in short order. Fast forward to 2017, and Europe has not only witnessed accelerating overall real GDP growth, with headline year-over-year quarterly real GDP growth accelerating from 2.0% in Q1 to 2.5% in Q3, there is much less separation and variance in growth rates among the countries within the EU. According to a Bloomberg study, “Not since before the creation of the monetary union in 1999 have growth rates across the more prosperous northern and weaker southern European states been as close as they are now.” Growth rates in Italy are approaching 2% for the first time since 2010. Spain is growing at levels above 3%. Portugal is growing at levels approaching 3%. And Greece is getting into the act, with growth expected to exceed 2.5% in 2018, growth rates not seen since before the financial crisis. Trends are expected to continue.

●	Emerging Market Stocks Outperform Developed Market Stocks Again; International Stocks Finally Outperform US Stocks. In calendar year 2017, the MSCI Emerging Markets index is beating the broader MSCI World for the second year in a row, a welcome trend considering the emerging markets index had not outperformed broader indices since 2010. As of this writing, the MSCI EM index is up 35.31% versus 20.74% for the MSCI World. Coming into calendar year 2017, the EM index was trading at approximately 12x on a normalized 5-year trailing P/E basis. While these levels are higher than the sub-10x valuations observed entering 2016, valuation levels are still far below historical levels suggesting that emerging market equities have room to run in coming years. As far as developed markets are concerned, the MSCI EAFE, an index that represents developed markets in Europe, Asia/Far East, and Australia has outpaced US equities the most we’ve observed since the financial crisis. The EAFE is up 23.47% as of this writing versus 19.47% for the S&P 500. The EAFE last outperformed the S&P 500 in 2012 (and just barely). Even with a smidgeon of EAFE outperformance this year, since the end of 2009, the S&P 500 is up approximately 178% versus approximately 67% for the EAFE (and approximately 43% for the aforementioned EM index) showing that plenty of performance convergence opportunity remains.

●	Growth…Back in Charge: Last year we wrote, “2013 was the last time the MSCI World Value index outperformed its Growth equivalent; that outperformance was meager (less than a percentage point),” noting that 2016 value performance was outpacing growth. At the time, we believed this trend would persist into the new year and beyond. Our hopes have been dashed, at least for the time being. This calendar year, at least at the time of this letter, growth stocks have turned the tables in a big way with the MSCI World Growth index up 26.02% versus 15.74% for the MSCI World Value index. As we’ve mentioned many times before, value vs. growth outperformance tends to run in intermediate to longer-term cycles in a similar fashion to the long-term cycles observed with US vs. International performance. Since the end of 2009, the global growth index is up 132% vs. 104% for the global value index. As a value-oriented manager, we surely hope that the next decade produces a reversal of these numbers. Value stocks tend to perform during periods of more sustainable and reliable economic growth. Maybe the fact that global GDP growth levels are improving with declining variance will give these stocks the boost they need.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the Conductor Global Equity Value Fund’s portfolio, both at fiscal year-end 2016 and fiscal year-end 2017. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the index as a frame of reference.

Sector 10/31/16	Fund’s Portfolio%	ACWI%	Differential
Cash	2.07%	0.08%	1.99%
Consumer Disc.	19.47%	11.99%	7.48%
Consumer Staples	4.22%	10.01%	-5.79%
Energy	8.71%	6.90%	1.81%
Financials	11.56%	20.72%	-9.16%
Funds (VXX)	0.24%	0.00%	0.24%
Health Care	6.71%	11.27%	-4.56%
Industrials	9.84%	10.90%	-1.06%
Info Tech	18.90%	16.02%	2.88%
Materials	13.34%	5.05%	8.29%
Telecom Svcs	2.15%	3.73%	-1.58%
Utilities	2.81%	3.33%	-0.52%
Sector 10/31/17	Fund’s Portfolio%	ACWI%	Differential
Cash	3.79%	0.06%	3.73%
Consumer Disc.	25.45%	11.75%	13.70%
Consumer Staples	4.45%	8.54%	-4.09%
Energy	5.04%	6.28%	-1.24%
Financials	19.35%	21.76%	-2.41%
Funds (VXX)	0.16%	0.00%	0.16%
Health Care	3.67%	10.91%	-7.24%
Industrials	14.41%	11.00%	3.42%
Info Tech	10.95%	18.35%	-7.40%
Materials	9.65%	5.26%	4.39%
Telecom Svcs	0.75%	3.02%	-2.27%
Utilities	2.33%	3.07%	-0.73%

MSCI AC World Sector Performance 10/31/16 to 10/31/17	Performance %
Consumer Disc.	21.69%
Consumer Staples	8.72%
Energy	10.53%
Financials	31.17%
Health Care	19.59%
Industrials	26.56%
Info Tech	40.75%
Materials	28.33%
Telecom Svcs	5.63%
Utilities	15.38%

Region 10/31/16	Fund’s Portfolio%	ACWI%	Differential
Africa/Mid East	1.34%	1.20%	0.14%
Asia Pacific	45.94%	19.28%	26.66%
Cash	2.07%	0.08%	1.99%
Central Asia	0.00%	0.81%	-0.81%
Eastern Europe	1.91%	0.73%	1.18%
Funds (VXX)	0.24%	0.00%	0.24%
North America	31.79%	55.23%	-23.44%
South/Central Am.	4.32%	1.17%	3.15%
Western Europe	12.40%	21.50%	-9.10%

Region 10/31/17	Fund’s Portfolio%	ACWI%	Differential
Africa/Mid East	2.10%	1.01%	1.09%
Asia Pacific	36.51%	19.42%	17.08%
Cash	3.79%	0.06%	3.73%
Central Asia	0.54%	0.97%	-0.44%
Eastern Europe	2.74%	0.74%	2.00%
Funds (VXX)	0.16%	0.00%	0.16%
North America	30.27%	54.54%	-24.27%
South/Central Am.	2.34%	1.10%	1.24%
Western Europe	21.55%	22.21%	-0.66%

ACWI Region Performance 10/31/16 to 10/31/17 (USD)	Performance %
United States (S&P 500)	23.62%
Europe	27.66%
Japan	18.03%
Asia AC ex-Japan	30.79%
EM Latin America	10.49%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Equity Value Fund is not thematically oriented, but focused on quantitative fundamental metrics. The Fund screens global mid to large cap equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	The biggest shifts in sector risk exposures during the fiscal year occurred in financials and consumer discretionary, which rose significantly on a relative and absolute basis relative over the course of the year. We significantly added to our financials positioning in early November 2016 when the overall sector, which we believe has been fundamentally undervalued for several years, began demonstrating sufficient relative price momentum to warrant inclusion in the portfolio. Our current positioning remains near our highest ever positioning in financials. The consumer discretionary sector allocation has grown both from significant price appreciation among companies already in the portfolio at the beginning of the fiscal year, and from the addition of several global retail names during the early fall 2017. Like Materials names during the prior fiscal year, the retail sector in the US and abroad has seen significant price declines pushing many of the names into our value screens. Several names have quietly demonstrated price stability in recent months bringing them into the portfolio. Alternately, our largest downward shift in sector exposure occurred in the Info Tech sector owing to a combination of several names breaking down on a relative price momentum basis. We believe this downward trend in Info Tech exposure in our portfolio could be a harbinger of broader troubles in the sector in coming years. Tech and Health Care now represent the portfolio’s biggest relative underweight sectors.

●	In regards to sector attribution relative to the AC World Index, every sector except Materials and Utilities contributed to excess return during the fiscal year. Three sectors accounted for almost all of the excess return: Consumer Discretionary, Consumer Staples, and Financials. The bulk of the excess return attributable to Consumer Discretionary names came from stock selection, with currency slightly subtracting from the sector’s contribution to relative returns. In consumer staples, most of the excess return contribution is due to the significant underweight positioning relative to the overall benchmark. Like the Consumer Discretionary sector above, Financials stocks mainly contributed to excess returns via selection, with currency also providing a boost to the sector’s contributions. In light of our fund’s focus on individual value names, when looking at sector-level contributions to relative outperformance, we pay particular attention to the contributions of stock selection. We’re particularly happy when stock selection leads the charge. This year we’re glad to say that seven sectors provided positive stock selection derived relative returns and only three provided negative stock selection relative return contributions. The three laggards were Telecom Services, Materials, and Utilities.

GEOGRAPHY

●	In terms of geographic allocation, a trend towards EAFE exposure and away from US exposure continued over the course of the year, with more of the portfolio shift directed towards the European region than the Asia/Pacific region, a reversal from last year’s trend. Our current exposure to North American markets remains near the lowest levels observed since the inception of the fund and significantly below index levels. Europe has now moved towards equal-weight positioning relative to the indices, the first time we’ve reached these levels of European exposure since the portfolio’s inception. Similar to the discussion regarding financials above, our Europe exposure changed early in 2017 when relative price momentum stabilized for the first time in recent memory, thus giving us a greenlight to increase our position in the long undervalued and underappreciated region. As for the Asia/Pacific region, we still direct our highest exposures there, though Asia/Pacific experienced a nearly 10% downward allocation shift in the portfolio to accommodate the nearly 10% increase in Europe. Japan still represents the bulk of the Asia exposure, though we maintain significant exposure to companies located in South Korea, Hong Kong, and Australia in the portfolio. Over the course 2017 we’ve had exposure to various Pacific emerging markets such as Malysia and Indonesia. Overall, our bias towards international markets reflects favorable relative valuations, as well as the fact that we’ve sold a number of US stocks that no longer meet our strict criteria for continued inclusion in the portfolio. Looking forward, using the valuation differential between US and international stocks as a guide, we anticipate that exposure to international equities will continue to exceed exposure to US stocks. In our view, emerging market equities continue to present an especially compelling opportunity.

●	Looking at attribution from a geographic perspective, we’re surprised to report that portfolio outperformance during the year was primarily attributable to North American stocks even though the portfolio was significantly underweight this region. There were a number of new and legacy positions in North America that provided solid and consistent excess returns over the course of the fiscal year. Appropriately, stock selection provided all of the excess return contribution here. The Asia-Pacific region came in second place in terms of providing excess performance vs. the global benchmarks, providing approximately ½ the excess return juice provided by North America. Both relative sector allocation and stock picking provided the bulk of the returns, with currency fluctuations significantly subtracting from excess returns. Europe came in a close third, with stock selection providing the bulk of relative excess returns. Again, we focus on the contributions made in the stock selection column. This year, only South America fell in the “red” when it comes to relative stock selection contributions.

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 55.2% of exposure over the course of the fiscal year vs. 97.7% for the benchmark and provided approximately 4/5 of the portfolio’s outperformance relative to the benchmark this fiscal year.

●	Mid/Small Cap exposure, representing a weighted average of approximately 41.8% this year, contributed the remaining third of excess return, with all excess returns in this category attributable to Mid-Cap companies.

OTHER

●	As mentioned before, at various points we’ve employed an approximate 0.2% volatility ETF position in the portfolio to cover the potential for random negative tail risk events due to the overvaluation of US markets relative to long-term norms. Even with US markets observing outsized volatility this fiscal year, the position cost us approximately 0.3% of relative performance.

●	Otherwise, the overall top-down exposures model kept us fully invested for the entire year. Therefore, there are no unusual spikes in cash levels to report at this time. Over the course of the 2017 Fiscal Year, the weighted average cash balance in the fund was approximately 2.9%. As such, cash drag cost us approximately 0.7% of relative performance.

Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics can be found in the following table:

Valuation Metric	Fund’s Portfolio	MSCI AC World

EV/EBITDA, TTM	8.36x	9.92x
Price to Book	1.79x	2.04x
Price to Cash Flow	8.72x	10.25x
Price to Sales	0.91x	1.31x
Debt to Equity	91.12%	153.3%
Dividend Yield	2.00%	2.51%

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or by clicking here. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

MSCI AC World Index: The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

S&P 500 Index: The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

4515-NLD-12/19/2014

Conductor Global Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2017

The Fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmark:

		Annualized
			Since
			Commencement of
			Operations	Since Inception	Since Inception	Since Inception
	One Year	Three Years	12/27/2013 (a)	Date 4/15/2014	Date 9/17/2015	Date 4/19/16
Class A with Load (b)	19.57%	9.75%	N/A	8.37%	N/A	N/A
Class A	26.85%	11.95%	N/A	10.18%	N/A	N/A
Class C	25.93%	N/A	N/A	N/A	15.73%	N/A
Class I	27.16%	12.21%	8.86%	N/A	N/A	N/A
Class Y	28.05%	N/A	N/A	N/A	N/A	22.13%
MSCI World Total Return Index (c)	23.46%	8.75%	8.26%	8.89%	13.17%	15.71%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Per the fee table in the February 28, 2017 prospectus, the Fund’s total annual operating expense ratio is 2.20%, 2.95%, 1.95%, and 1.95% for Class A, Class C, Class I, and Class Y shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	The inception date of Class I is December 26, 2013. Class I commenced operations on December 27, 2013.

(b)	Class A with load total return is calculated using the maximum sales charge of 5.75%.

(c)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Total Return Index consists of 23 developed market country indexes. You cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition as of October 31, 2017
Holdings by Industry/Asset Class	% of Net Assets
Exchange Traded Funds	32.5%
Commercial Services	7.6%
Auto Parts & Equipment	6.7%
Auto Manufacturers	4.9%
Short-Term Investments	4.4%
Semiconductors	4.2%
Retail	3.7%
Mining	3.5%
Engineering & Construction	3.2%
Electronics	3.1%
Other**	27.1%
Other Assets and Liabilities - Net	(0.9)%
100.0%

**	Other represents less than 3.1% weightings in the following industries: Airlines, Apparel, Building Materials, Chemicals, Computers, Distribution/Wholesale, Diversified Financial Services, Electric, Food, Healthcare Services, Iron/Steel, Lodging, Machinery Construction & Mining, Machinery Diversified, Miscellaneous Manufacturing, Oil & Gas, Real Estate, Transportation, Trucking & Leasing and Water.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCKS - 64.0%
	AIRLINES - 0.9%
21,200	Japan Airlines Co. Ltd.	$725,619

	APPAREL - 2.0%
16,462	Michael Kors Holdings Ltd. *	803,510
8,547	Ralph Lauren Corp.	764,358
		1,567,868
	AUTO MANUFACTURERS - 4.9%
985,000	Geely Automobile Holdings Ltd.	3,054,359
99,500	Mitsubishi Motors Corp.	796,778
		3,851,137
	AUTO PARTS & EQUIPMENT - 6.7%
14,800	Bridgestone Corp.	707,002
21,400	Koito Manufacturing Co. Ltd.	1,434,961
13,434	Linamar Corp.	815,141
14,912	Magna International, Inc.	813,508
44,300	Nissin Kogyo Co. Ltd.	815,053
19,800	TS Tech Co. Ltd.	709,115
		5,294,780
	BUILDING MATERIALS - 1.0%
188,000	Anhui Conch Cement Co. Ltd.	805,334

	CHEMICALS - 2.8%
56,900	Daicel Corp.	710,432
321,000	PTT Global Chemical PCL	773,208
57,400	Toagosei Co. Ltd.	744,435
		2,228,075
	COMMERCIAL SERVICES - 7.6%
22,491	Adtalem Global Education, Inc.	831,042
14,518	Cintas Corp.	2,163,763
29,500	Duskin Co. Ltd.	809,172
50,040	Weight Watchers International, Inc. *	2,247,797
		6,051,774
	COMPUTERS - 1.0%
22,901	Teradata Corp. *	766,038

	DISTRIBUTION/WHOLESALE - 1.0%
1,546,000	Li & Fung Ltd.	779,169

	DIVERSIFIED FINANCIAL SERVICES - 1.7%
98,660	Plus500 Ltd.	1,341,851

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	ELECTRIC - 0.8%
32,900	Cia de Transmissao de Energia Eletrica Paulista *	$666,388

	ELECTRONICS - 3.1%
37,291	AVX Corp.	702,562
21,600	Tokyo Seimitsu Co. Ltd.	858,690
40,872	Vishay Intertechnology, Inc.	909,402
		2,470,654
	ENGINEERING & CONSTRUCTION - 3.2%
62,500	Takuma Co. Ltd. *	768,871
43,300	Toshiba Plant Systems & Services Corp. *	746,899
96,695	WorleyParsons Ltd. *	1,040,014
		2,555,784
	FOOD - 2.2%
28,103	Pilgrim’s Pride Corp. *	893,113
5,875	Sanderson Farms, Inc.	878,724
		1,771,837
	HEALTHCARE-SERVICES - 1.6%
6,171	UnitedHealth Group, Inc.	1,297,268

	IRON/STEEL - 0.7%
158,530	Fortescue Metals Group Ltd.	563,671

	LODGING - 1.1%
35,238	Grand Korea Leisure Co. Ltd.	881,062

	MACHINERY-CONSTRUCTION & MINING - 2.4%
110,046	Outotec OYJ *	875,382
405,900	United Tractors Tbk PT	1,037,350
		1,912,732
	MACHINERY-DIVERSIFIED - 2.0%
19,984	Metso OYJ	725,785
23,410	SFA Engineering Corp.	852,271
		1,578,056
	MINING - 3.5%
116,930	Iluka Resources Ltd.	842,591
27,645	KGHM Polska Miedz SA	934,427
112,560	Koza Altin Isletmeleri As	977,863
		2,754,881
	MISCELLANEOUS MANUFACTURING - 1.0%
21,200	Glory Ltd. *	786,808

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	OIL & GAS - 1.0%
71,040	CVR Refining LP *	$806,304

	REAL ESTATE - 1.0%
106,200	Leopalace21 Corp. *	793,021

	RETAIL - 3.7%
58,288	Abercrombie & Fitch Co.	782,808
6,964	Children’s Place, Inc. (The)	757,683
26,700	Doutor Nichires Holdings Co. Ltd.	633,922
17,382	Kohl’s Corp.	725,872
		2,900,285
	SEMICONDUCTORS - 4.2%
46,850	Marvell Technology Group Ltd.	865,319
437	Samsung Electronics Co. Ltd.	1,077,252
18,392	SK Hynix, Inc.	1,356,092
		3,298,663
	TRANSPORTATION - 1.0%
25,080	ArcBest Corp.	817,608

	TRUCKING & LEASING - 1.1%
17,025	Greenbrier Cos., Inc. (The) ^	888,705

	WATER - 0.8%
70,300	Cia de Saneamento Basico do Estado de Sao Paulo	643,194

	TOTAL COMMON STOCKS (Cost - $34,908,406)	50,798,566

	EXCHANGE TRADED FUNDS AND NOTES - 32.5%
	EQUITY FUNDS - 32.5%
1,003	iPATH S&P 500 VIX Short-Term Futures ETN *^	33,992
142,831	iShares Global Financials ETF	9,673,944
79,888	Vanguard FTSE Emerging Markets ETF	3,565,401
213,999	Vanguard FTSE Europe ETF	12,540,341
	TOTAL EXCHANGE TRADED FUNDS AND NOTES - (Cost - $23,043,788)	25,813,678

	SHORT-TERM INVESTMENTS - 4.4%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 1.0%
835,762	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.91% +	835,762

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	MONEY MARKET FUND - 3.4%
2,662,912	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - Institutional Class, 1.20% +	$2,662,912

	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,498,674)	3,498,674

	TOTAL INVESTMENTS - 100.9% (Cost - $61,450,868) (a)	$80,110,918
	OTHER ASSETS AND LIABILITIES - NET - (0.9)%	(727,001)
	TOTAL NET ASSETS - 100.0%	$79,383,917

*	Non-income producing security.

^	All or a portion of the security is on loan. Total loaned securities had a value of $917,901 at October 31, 2017.

+	Money market fund; interest rate reflects seven day effective yield on October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $61,788,723 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$19,333,238
Unrealized Depreciation:	(1,011,043)
Net Unrealized Appreciation:	$18,322,195

Portfolio Composition as of October 31, 2017
% of Market
Holdings by Country	Value
Global ETF	32.2%
United States	24.7%
Japan	15.0%
South Korea	5.2%
China	4.8%
Australia	3.0%
Canada	2.0%
Finland	2.0%
Israel	1.7%
Brazil	1.6%
Indonesia	1.3%
Other **	6.5%
100.0%

**	Other countries represents less than 1.3% weightings in the following countries: Bermuda, Britain, Hong Kong, Poland, Thailand and Turkey.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities
October 31, 2017

ASSETS
Investment securities:
Total securities, at cost	$61,450,868
Total securities, at fair value	$80,110,918
Cash *	80,402
Foreign currency (cost $64)	59
Receivable for securities sold	796,889
Dividends and interest receivable	126,996
Receivable for fund shares sold	25,000
Prepaid expenses and other assets	64,628
TOTAL ASSETS	81,204,892

LIABILITIES
Collateral on securities loaned (see note 6)	916,164
Payable for investments purchased	800,884
Investment advisory fees payable	90,667
Distribution (12b-1) fees payable	1,759
Payable to related parties	838
Accrued expenses and other liabilities	10,663
TOTAL LIABILITIES	1,820,975
NET ASSETS	$79,383,917

NET ASSETS CONSIST OF:
Paid in capital	$60,358,405
Undistributed net investment income	249,703
Accumulated net realized loss on investments and currency transactions	116,200
Net unrealized appreciation of investments and currency transactions	18,659,609
NET ASSETS	$79,383,917

*	Collateral for securities on loan.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities (Continued)
October 31, 2017

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$3,624,291
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	263,592
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.75
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$14.59

Class C Shares:
Net Assets	$1,333,227
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	98,399
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.55

Class I Shares:
Net Assets	$55,184,836
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,982,866
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.86

Class Y Shares:
Net Assets	$19,241,563
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,377,359
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.97

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Operations
For the Year Ended October 31, 2017

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $66,737)	$1,270,998
Interest Income	6,969
Securities Lending (Net)	109,243
TOTAL INVESTMENT INCOME	1,387,210

EXPENSES
Investment advisory fees	794,786
Distribution (12b-1) fees:
Class A	7,438
Class C	7,653
Registration fees	53,474
Administrative services fees	43,993
Custodian fees	41,887
Non 12b-1 shareholder services	30,913
Legal fees	25,692
Accounting services fees	24,477
Printing and postage expenses	20,963
Compliance officer fees	15,227
Trustees fees and expenses	14,210
Transfer agent fees	10,920
Audit fees	7,630
Other expenses	1,116
TOTAL EXPENSES	1,100,379

Less: Fees waived by the Advisor (Class Y)	(46,265)
Plus: Recapture of fees previously waived by the Advisor (Class A, C, and I)	100,297

NET EXPENSES	1,154,411

NET INVESTMENT INCOME	232,799

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) from:
Investments	4,413,191
Foreign currency translations	(18,080)
Realized gain on investments and foreign currency transactions	4,395,111

Net change in unrealized appreciation/(depreciation) of:
Investments	10,761,715
Foreign currency translations	893
Unrealized appreciation on investments and foreign currency translations	10,762,608

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,157,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,390,518

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2017	2016(a)
FROM OPERATIONS
Net investment income/(loss)	$232,799	$(28,290)
Net realized gain/(loss) from investments and foreign currency translations	4,395,111	(1,242,930)
Net change in unrealized appreciation of investments and foreign currency translations	10,762,608	3,989,582
Net increase in net assets resulting from operations	15,390,518	2,718,362

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,732,074	921,380
Class C	1,035,035	245,500
Class I	2,941,050	6,149,583
Class Y	16,836,985	776,864
Payments for shares redeemed:
Class A	(702,968)	(229,308)
Class C	(128,685)	—
Class I	(5,600,614)	(754,942)
Class Y	(1,032,619)	—
Net increase in net assets from shares of beneficial interest	15,080,258	7,109,077

TOTAL INCREASE IN NET ASSETS	30,470,776	9,827,439

NET ASSETS
Beginning of Period	48,913,141	39,085,702
End of Period*	$79,383,917	$48,913,141
* Includes undistributed net investment income/(loss) of:	$249,703	$(76,002)

SHARE ACTIVITY
Class A:
Shares Sold	144,827	87,793
Shares Redeemed	(55,335)	(22,440)
Net increase in shares of beneficial interest outstanding	89,492	65,353

Class C:
Shares Sold	84,804	23,966
Shares Redeemed	(10,373)	—
Net increase in shares of beneficial interest outstanding	74,431	23,966

Class I:
Shares Sold	246,281	576,950
Shares Redeemed	(478,440)	(75,119)
Net increase/(decrease) in shares of beneficial interest outstanding	(232,159)	501,831

Class Y:
Shares Sold	1,380,986	77,473
Shares Redeemed	(81,100)	—
Net increase in shares of beneficial interest outstanding	1,299,886	77,473

(a)	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended		Year Ended	Year Ended		Period Ended
	October 31,		October 31,	October 31,		October 31, 2014
	2017		2016	2015		2014 (1)
Net asset value, beginning of period	$10.84		$10.20	$9.80		$9.75
Activity from investment operations:
Net investment income/(loss) (2)	0.01		(0.03)	0.00	(10)	(0.01)
Net realized and unrealized gain on investments	2.90		0.67	0.40		0.06	(3)
Total from investment operations	2.91		0.64	0.40		0.05
Net asset value, end of period	$13.75		$10.84	$10.20		$9.80
Total return (4)	26.85%		6.27%	4.08%		0.51%
Net assets, at end of period (000’s)	$3,624		$1,887	$1,109		$12
Ratio of gross expenses to average net assets (6)(8)	1.95%		2.37%	2.49%		2.51	% (7)
Ratio of net expenses to average net assets (8)	2.15	% (11)	2.14%	2.18%		2.20	% (7)
Ratio of net investment income/(loss) to average net assets (8)(9)	0.06%		(0.33)%	0.02%		(0.22	)%(7)
Portfolio Turnover Rate	90%		123%	86%		99	% (5)

(1)	The Conductor Global Equity Value Fund Class A commenced investment operations on April 15, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Amount represents less than $0.005.

(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C Shares
	Year Ended		Year Ended		Period Ended
	October 31,		October 31,		October 31,
	2017		2016		2015 (1)
Net asset value, beginning of period	$10.76		$10.20		$9.94
Activity from investment operations:
Net investment income/(loss) (2)	(0.09)		(0.11)		0.03
Net realized and unrealized gain on investments	2.88		0.67		0.23
Total from investment operations	2.79		0.56		0.26
Net asset value, end of period	$13.55		$10.76		$10.20
Total return (3)	25.93%		5.49%		2.62%
Net assets, at end of period (000’s)	$1,333		$258		$21	(9)
Ratio of gross expenses to average net assets (5)(7)	2.69%		3.11%		3.18	% (6)
Ratio of net expenses to average net assets (7)	2.90	% (10)	2.88%		2.93	% (6)
Ratio of net investment income/(loss) to average net assets (7)(8)	(0.70)%		(1.05)%		2.52	% (6)
Portfolio Turnover Rate	90%		123	% (4)	86	% (4)

(1)	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not rounded.

(10)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended		Year Ended	Year Ended	Period Ended
	October 31,		October 31,	October 31,	October 31, 2014
	2017		2016	2015	2014 (1)
Net asset value, beginning of period	$10.90		$10.23	$9.81	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.03	(3)	(0.01)	0.00 (3)	0.01
Net realized and unrealized gain/(loss) on investments	2.93		0.68	0.42	(0.20)
Total from investment operations	2.96		0.67	0.42	(0.19)
Net asset value, end of period	$13.86		$10.90	$10.23	$9.81
Total return (4)	27.16%		6.55%	4.28%	(1.90)%
Net assets, at end of period (000s)	$55,185		$45,923	$37,977	$34,297
Ratio of gross expenses to average net assets (6)(8)	1.71%		2.11%	2.20%	2.26	% (7)
Ratio of net expenses to average net assets (8)	1.90	% (10)	1.87%	1.95%	1.95	% (7)
Ratio of net investment income/(loss) to average net assets (8)(9)	0.28%		(0.06)%	0.02%	0.08	% (7)
Portfolio Turnover Rate	90%		123%	86%	99	% (5)

(1)	The Conductor Global Equity Value Fund Class I commenced investment operations on December 27, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class Y Shares
	Year Ended	Period Ended
	October 31,	October 31,
	2017	2016 (1)
Net asset value, beginning of period	$10.91	$10.28
Activity from investment operations:
Net investment income (2)	0.12	0.01
Net realized and unrealized gain on investments	2.94	0.62
Total from investment operations	3.06	0.63
Net asset value, end of period	$13.97	$10.91
Total return (3)	28.05%	6.13%
Net assets, at end of period	$19,242	$845
Ratio of gross expenses to average net assets (5)(7)	1.68%	2.04	% (6)
Ratio of net expenses to average net assets (7)	1.25%	1.39	% (6)
Ratio of net investment income to average net assets (7)(8)	0.93%	0.24	% (6)
Portfolio Turnover Rate	90%	123	% (4)

(1)	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Turnover is calculated based on Fund level and is not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

The Conductor Global Equity Value Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class A, Class C, Class I, and Class Y shares. The Fund commenced investment operations for Class I shares on December 27, 2013. Class A shares commenced investment operations on April 15, 2014. Class C shares commenced investment operations on September 17, 2015. Class Y shares commenced investment operations on April 19, 2016. The investment objective is to provide long-term risk-adjusted total return.

Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV. However, the Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective December 12, 2016 the Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2017 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$22,441,969	$28,356,597	$—	$50,798,566
Exchange Traded Funds	25,813,678	—	—	25,813,678
Short-Term Investment	3,498,674	—	—	3,498,674
Total Investments	$51,754,321	$28,356,597	$—	$80,110,918

*	Please refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. Certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. The following is a summary of transfers from Level 1 and Level 2 as of October 31, 2017.

	Common Stock	Total
Transfers into Level 2 from Level 1	$19,402,296	$19,402,296
Transfers from Level 2 into Level 1	—	—
Net Transfer Into/(Out of) Level 2	$19,402,296	$19,402,296

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Emerging Market Risk – Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk – The market value of equities, such as common stocks or equity related investments, such as futures and options, may decline due to general market conditions, such as political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities are susceptible volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign (Non-U.S.) Investments – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Investment Companies and ETFs Risk – The Fund invests in other investment companies, including ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2014 to October 31, 2016, or expected to be taken in the Fund’s October 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2017, amounted to $68,787,616 and $55,077,672, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s Investment Adviser (the “Advisor”). Effective October 1, 2016, under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to October 1, 2016, the Advisor received monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund incurred advisory fees in the amount of $794,786.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Conductor Global Equity Value Fund do not exceed 2.15%, 2.90%, 1.90%, and 1.25% of the average daily net assets of Class A, Class C, Class I, and Class Y, respectively. This agreement is in effect at least until March 1, 2018 for Class A, Class C, and Class I. This agreement is in effect at least until October 1, 2018 for Class Y. Prior to October 1, 2016, the expense limitation for class Y was 1.50% of the average daily net assets of Class Y. For the year ended October 31, 2017, the Advisor waived $46,265 of its fees for Class Y.

Prior to February 29, 2016, the Advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.18%, 2.93% and 1.93% of average daily net assets for Class A, Class C and Class I, respectively.

These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The following amounts are subject to recapture by the Fund by the following dates:

10/31/2018	$90,754
10/31/2019	$99,424
10/21/2020	$46,265

For the year ended October 31, 2017, the Advisor recaptured $100,297 of previously waived fees for Class A, Class C, and Class I. As of October 31, 2017, $2,038 of fees available for recapture have expired.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2017, $7,438 and $7,653 of 12b-1 fees was incurred for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. For the year ended October 31, 2017, the Distributor received $69,791 and $3,797 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $10,110 and $218 was retained by the principal underwriter for Class A shares and Class C shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

During the year ended October 31, 2017, the Fund utilized $4,156,154 of short-term losses.

As of October 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$587,558	$116,200	$—	$—	$—	$18,321,754	$19,025,512

The difference between book basis and tax basis undistributed net investment income, and unrealized appreciation from investments is primarily attributable to the mark-to-market on open passive foreign investment corporations.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), partnerships and passive foreign investment companies, resulted in reclassifications for the year ended October 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$92,906	$(92,906)

6.	SECURITIES LENDING

Under an agreement with BNP Paribas (“BNP”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized by cash and non-cash collateral, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Funds’ security lending procedures and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Non-cash collateral is securities issued or guaranteed by the U.S. Government or its agencies. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNP to the borrowers is remitted to BNP as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At October 31, 2017, the Fund loaned securities and received cash collateral for the loan. A portion of this cash was invested in the Goldman Sachs Financial Square Funds – Government Fund as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The market value of securities on loan, the market value of collateral and the percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, BNP, were as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$917,901	$916,164	7.88%

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial	Cash
	Statement of Assets	Instruments	Collateral	Net Amount
	and Liabilities	Pledged/(Received)	Pledged/(Received)	of Assets
Description of Liability Securities Loaned	$917,901	$(835,762)	$(80,402)	$1,737

The following table sets forth the remaining contractual maturity of the securities loaned to BNP by investment type, as of October 31, 2017:

	Overnight and
Securities Loaned	Continuous	Up to 30 Days	Total
Common Stock	$917,901	$—	$917,901
Total	$917,901	$—	$917,901

The fair value of the securities loaned for the Fund totaled $917,901 at October 31, 2017. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $835,762 at October 31, 2017. These amounts are offset by a liability recorded as “Securities lending collateral.” At October 31, 2017, the Fund received cash collateral of $80,402 which was not reinvested and is disclosed as cash on the Statement of Assets and Liabilities. The maturity date on the open securities lending agreements at October 31, 2017 is November 1, 2017, with rebate rates ranging from (1.25)% to 0.75%.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 55% of the voting securities of the Conductor Global Equity Value Fund.

8.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended October 31, 2017, the Fund did not assess any redemption fees.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 75 7 Third Ave., 9th Floor New York, NY 10017

T 212.5 99.0100
Board of Trustees of Two Roads Shared Trust	F 212.3 70.4520
and Shareholders of Conductor Global Equity Value Fund Description of Liability	www.GrantThornton.com

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Conductor Global Equity Value Fund, formerly known as the Conductor Global Fund, (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the years ended October 31, 2017 and 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the year ended October 31, 2015 and for the period December 27, 2013 (commencement of operations) through October 31, 2014 were audited by other auditors whose report thereon dated December 29, 2015 expressed an unqualified opinion on the those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conductor Global Equity Value Fund as of October 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the years ended October 31, 2017 and 2016 in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 29, 2017

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

Conductor Global Equity Value Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
Actual *	Value 5/1/2017	10/31/2017	Period 5/1/17 – 10/31/17	5/1/17 – 10/31/17
Class A	$1,000.00	$1,142.00	$11.61	2.15%
Class C	1,000.00	1,137.70	15.63	2.90%
Class I	1,000.00	1,143.60	10.27	1.90%
Class Y	1,000.00	1,147.10	6.76	1.25%
Hypothetical
(5% return before	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
expenses) *	Value 5/1/2017	10/31/2017	Period 5/1/17 – 10/31/17	5/1/17 – 10/31/17
Class A	$1,000.00	$1,014.37	$10.92	2.15%
Class C	1,000.00	1,010.59	14.70	2.90%
Class I	1,000.00	1,015.63	9.65	1.90%
Class Y	1,000.00	1,018.90	6.36	1.25%

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2017

Approval of Advisory Agreement — Conductor Global Equity Value Fund

At a meeting held on September 18—19, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Agreement”) between IronHorse Capital Management, LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Equity Value Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board acknowledged that the evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of IronHorse, its services and the Fund.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the Advisory Agreement with the Trust regarding the Fund, including the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of IronHorse; an overview of the personnel that service the Fund and their respective responsibilities; IronHorse’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); policies and procedures relating to business continuity and cyber-security; a written risk assessment of IronHorse’s compliance program; information about IronHorse’s risk management processes; and an independent report prepared by Morningstar

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions, the Board considered the experience and qualifications of IronHorse’s management team and its performance record, and IronHorse’s commitment to the operation of IronHorse’s compliance program. The Board noted that IronHorse’s compliance policies and procedures were robust and that IronHorse had adopted cybersecurity and business continuity policies and procedures. The Board concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by IronHorse to the Fund were satisfactory and reliable.

Performance. Among other data, the Board considered a report prepared by Morningstar that included the Fund’s performance for the one-year and three-year periods ended June 30, 2017, as compared to the Fund’s Morningstar category (World Small/Mid Stock) and as compared to a group of funds selected by Morningstar that employ similar investment strategies as the Fund (the “Peer Group”), as well as to its benchmark index (MSCI World Total Return Index).

The Board considered that the Fund out performed the median of the Peer Group and its benchmark for the one- and three-year periods. The Board also noted that the Fund was at the median of its Morningstar category for the one-year period and outperformed the median of its Morningstar category for the three-year period. The Board further noted that IronHorse had delivered consistent performance both on an absolute and risk-adjusted basis to shareholders and noted its Morningstar rating. The Board concluded that, based on IronHorse’s presentation and the performance of the Fund, IronHorse’s performance was satisfactory.

Fees and Expenses. As to the costs of the services provided by IronHorse, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the Peer Group and to its Morningstar category. The Board noted that the Fund’s contractual advisory fee was above the median of the Peer Group but was not the highest fee in the Peer Group and was above the median of its Morningstar category. The Board also considered that the net operating expenses of the Fund were above the median of its Peer Group and at the median of its Morningstar category. The Board noted in considering the expenses of the Fund that the Fund’s average net assets were slightly higher than the median of the World Small/Mid Stock median, but substantially lower than the Peer Group median and considered the impact that the size of the Fund may have on total operating expenses relative to the Peer Group.

The Board also considered the net expense ratio of the Fund, noting that IronHorse had agreed to reimburse expenses to limit net annual operating expenses to 2.15%, 2.90%, 1.90% and 1.25%(exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets attributable to Class A, Class C, Class I and Class Y

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

shares of the Fund, respectively. The Board also noted that IronHorse had previously reduced the Fund’s advisory fee from 1.50% to 1.25%.

In considering the level of the advisory fee, the Board took into account the cost of any other accounts managed by IronHorse that utilized a similar investment strategy, finding that the advisory fee charged to the Fund was lower than those charged to other accounts and that differences were attributable to the differences in the management of these different kinds of accounts.

In light of these factors, the Board concluded that the advisory fee was not unreasonable.

Profitability. The Board considered IronHorse’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by IronHorse based on current asset levels. The Board considered that IronHorse continued to reimburse Fund operating expenses, The Board considered the total profits of IronHorse and concluded that IronHorse’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Fund as it grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered the profitability analysis provided by IronHorse, and considered that IronHorse had represented that it expected the Fund to achieve economies of scale at certain asset levels, but that at current asset levels, economies of scale was not a consideration. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by IronHorse from its association with the Fund. The Board noted that IronHorse had identified potential “fall-out” benefits that it may receive, including an enhanced firm profile and brand recognition. The Board considered that these benefits appeared to be reasonable.

Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	1	Schroder Global Series Trust (2012-2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (2015-2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017) Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law; Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

10/31/17 – Two Roads v2

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A

Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A

Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017), Vice President and Counsel (2015 - 2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011- 2012).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/17 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016	2015	2014
Conductor Global Fund	14,500	14,500	14,500	14,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016	2015	2014
Conductor Global Fund	2,500	3,500	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/11/2018